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                                                                   Exhibit 10.29

                               NINTH AMENDMENT TO
                                CREDIT AGREEMENT

     THIS NINTH AMENDMENT TO CREDIT AGREEMENT ("Ninth Amendment") dated as of June 7, 2002, by and among SUCCESSORIES, INC., an Illinois corporation, SUCCESSORIES OF ILLINOIS, INC., an Illinois corporation, and CELEX SUCCESSORIES, INC., a Canadian corporation (hereinafter, together with their successors in title and assigns, called the "Borrowers" and each of which individually is a "Borrower"), THE PROVIDENT BANK, as Agent, an Ohio banking corporation ("Agent"), and various Lenders as set forth in the Credit Agreement.

                              PRELIMINARY STATEMENT

     WHEREAS, Borrowers, Agent and Lenders have entered into a Credit Agreement dated as June 20, 1997, as amended by a First Amendment dated as of July 16, 1997, a Second Amendment dated as of May 14, 1998, a Third Amendment dated as of September 1, 1998, a Fourth Amendment dated as of April 28, 1999, a Fifth Amendment dated as of April 6, 2000, a Sixth Amendment dated as of August 28, 2000, a Seventh Amendment dated as of September 4, 2001, and an Eighth Amendment dated as of December 3, 2001 (as so amended, the "Credit Agreement");

     WHEREAS, Borrowers have requested and Agent and Lenders have agreed to make amendments to certain definitions in the Credit Agreement, adjust and add certain financial covenants and waive certain covenants and defaults related thereto set forth in the Credit Agreement; and

     WHEREAS, Borrowers, Agent and Lenders now wish to amend the Credit Agreement in accordance with the terms and provisions hereof.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

     1. CAPITALIZED TERMS. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this Ninth Amendment.

     2.   DEFINITIONS; EXHIBITS.

          (a) The following definitions contained in Section 1.2 of the Credit Agreement are hereby amended in their entirety to read as follows:

          "BORROWING BASE" means, as of any date of determination, the sum of
     (a) an amount equal to eighty percent (80%) of Eligible Receivables, PLUS
     (b) an amount equal to forty-five percent (45%) of Eligible Inventory.



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          "MAXIMUM  BORROWING BASE" means the lesser of either (a) the Maximum
     Revolving Commitment or (b) the Borrowing Base.

          "MAXIMUM REVOLVING COMMITMENT" means an amount equal to (i) prior to the Ninth Amendment Closing Date, such amount provided in the Credit Agreement as in effect at such time, (ii) during the period from the Ninth Amendment Closing Date through October 31, 2002, an amount equal to Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00), and (iii) from and after November 1, 2002, an amount equal to Three Million and 00/100 Dollars ($3,000,000.00).

          (b) Section 1.2 of the Credit Agreement is hereby amended to add the following definition to read in its entirety as follows:

          "NINTH AMENDMENT CLOSING DATE" means the day on which the Ninth Amendment to Credit Agreement is executed and delivered by all applicable parties.

          "GROSS MARGIN" means the difference between (i) the sum of net sales revenue and rental income, and (ii) total cost of sales, calculated in a manner consistent with the schedule of Consolidated Operating Results Forecast (Direct Marketing) attached as Exhibit A to the Ninth Amendment to the Credit Agreement.

          "VARIABLE OPERATING EXPENSES" means the total variable operating expenses calculated in a manner consistent with the schedule of Consolidated Operating Results Forecast (Direct Marketing) attached as Exhibit A to the Ninth Amendment to the Credit Agreement.

          "DIRECT MARKETING CONTRIBUTION" means for each Reference Period ending on the applicable Computation Date an amount equal to the difference between Gross Margin and Variable Operating Expenses.

     3. EBITDA. Section 7.1 of the Credit Agreement is hereby amended with respect to Computation Dates after the Ninth ------ Amendment Closing Date to read as follows:

     ==================================================================================================
                       COMPUTATION DATE                                   MINIMUM EBITDA
                          Closest to
     ------------------------------------------------------ -------------------------------------------
                        April 30, 2002                                     ($2,498,000)
     ------------------------------------------------------ -------------------------------------------
                         July 31, 2002                                     ($2,757,000)
     ------------------------------------------------------ -------------------------------------------
                       October 31, 2002                                    ($2,839,000)
     ------------------------------------------------------ -------------------------------------------
     January 31, 2003 and Each Computation Date Thereafter                 ($3,034,000)
     ====================================================== ===========================================

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     4.   INTEREST COVERAGE RATIO. Section 7.2 of the Credit Agreement is hereby deleted with respect to all Computation Dates from and after the Computation
Date closest to January 31, 2002.

     5. MINIMUM NET WORTH. Section 7.4 of the Credit Agreement is hereby amended in its entirety to read as follows:

          Section 7.4 MINIMUM NET WORTH. For each fiscal year through
     January 31, 2001, Borrowers shall not permit their Consolidated Net Worth to be less than $12,000,000.00; for each Computation Date during the fiscal year ending closest to January 31, 2002, Minimum Net Worth shall not be applicable; and as of each Computation Date set forth below, Borrowers shall not permit their Consolidated Net Worth to be less than the amount set forth opposite such Computation Date.

     ====================================================== ===========================================
                       COMPUTATION DATE                                 MINIMUM NET WORTH
                          Closest to
     ------------------------------------------------------ -------------------------------------------

                        April 30, 2002                                      $8,853,000
     ------------------------------------------------------ -------------------------------------------
                         July 31, 2002                                      $7,325,000
     ------------------------------------------------------ -------------------------------------------
                       October 31, 2002                                     $5,563,000
     ------------------------------------------------------ -------------------------------------------
     January 31, 2003 and each Computation Date thereafter                  $4,871,000
     ====================================================== ===========================================

     6. DIRECT MARKETING CONTRIBUTION. Article 7 of the Credit Agreement is hereby amended to add a new Section 7.8 to read in its entirety as follows:

          Section 7.8. DIRECT MARKETING CONTRIBUTION. Borrowers shall not permit the Direct Marketing Contribution for the Reference Period ending on each Computation Date set forth below to be less than the dollar amount set forth opposite such date:


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
     ====================================================== ===========================================
                       COMPUTATION DATE                       MINIMUM DIRECT MARKETING CONTRIBUTION
                          Closest to
     ------------------------------------------------------ -------------------------------------------
                        April 30, 2002                                      $3,199,000
     ------------------------------------------------------ -------------------------------------------
                         July 31, 2002                                      $3,180,000
     ------------------------------------------------------ -------------------------------------------
                       October 31, 2002                                     $2,772,000
     ------------------------------------------------------ -------------------------------------------
     January 31, 2003 and each Computation Date thereafter                  $2,725,000
     ====================================================== ===========================================

     7.   WAIVER OF CERTAIN COVENANTS. Lenders and Agent hereby agree to waive
(i) the application of Sections 7.1, 7.2, and 7.4 of the Credit Agreement as they relate solely to the Reference Period ending closest to the January 31, 2002 Computation Date, (ii) noncompliance with Section 6.1(c) of the Credit Agreement with respect to delivery of audited financial statements for the fiscal year ending February 2, 2002, so long as such financial statements are delivered to Agent and Lenders prior to May 31, 2002, and (iii) noncompliance with Section 8.3 of the Credit Agreement as it relates to the payment of dividends to the Borrowers' preferred stockholders on January 30, 2002, in an amount of approximately Fifty-Five Thousand and 00/100 Dollars ($55,000.00). This waiver applies only to the Sections of the Credit Agreement described above and relate solely to the Reference Periods described and does not otherwise modify or waive any other covenant or agreement contained in the Credit Agreement. Lenders and Agent hereby reserve their right to exercise in their discretion any and all of the rights and remedies under the Credit Agreement, applicable law or otherwise.

     8. REAFFIRMATION OF COVENANTS, WARRANTIES AND REPRESENTATIONS. Borrowers hereby agree and covenant that all representations and warranties set forth in the Credit Agreement including, without limitation, all of those representations and warranties set forth in Article 5 thereof, are true and accurate as of the date hereof and except to the extent that such relate to a specific date. Borrowers further reaffirm all covenants set forth in the Credit Agreement, and reaffirm each of the affirmative covenants set forth in Article 6, all financial covenants set forth in Article 7, except to the extent modified or amended by this Ninth Amendment, and all negative covenants set forth in Article 8 thereof, as if fully set forth herein.

     9. CONDITIONS PRECEDENT TO CLOSING OF NINTH AMENDMENT. On or prior to the Ninth Amendment Closing Date, each of the following conditions precedent shall have been satisfied:

          (a) DOCUMENTS. Each of the documents to be executed and delivered at the Ninth Amendment Closing and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrowers and shall be in full force and effect on and as of the Ninth Amendment Closing Date.


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          (b) AMENDMENT FEE. Agent shall have received from Borrowers an amendment fee in connection with the execution and delivery of this Ninth Amendment equal to Ten Thousand and 00/100 Dollars ($10,000.00), and shall have executed the letter agreement relating to repurchase of the various warrants held by Agent separately agreed to by Borrowers and Agent.

          (c) LEGALITY OF TRANSACTIONS. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Agent and each Lender to perform any of their agreements or obligations under any of the Loan Documents, or (ii) for Borrowers to perform any of their agreements or obligations under any of the Loan Documents.

          (d) PERFORMANCE. Except as set forth herein, Borrowers shall have duly and properly performed, complied with and observed each of their covenants, agreements and obligations contained in each of the Loan Documents. Except as set forth herein, no event shall have occurred on or prior to the Ninth Amendment Closing Date, and no condition shall exist on the Ninth Amendment Closing Date which constitutes a Default or an Event of Default.

        (e) PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated on the Ninth Amendment Closing Date, each of the other Loan Documents and all instruments and documents incidental thereto, shall be in form and substance reasonably satisfactory to Agent.

          (f) NO CHANGES. Since the date of the most recent balance sheets of Borrowers delivered to Agent, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrowers which, individually or in the aggregate, are material to Borrowers, except as otherwise disclosed to Lenders and Agents in writing, and Agent shall have completed such review of the status of all current and pending legal issues as Agent shall deem necessary or appropriate.

     10.  MISCELLANEOUS.

          (a) Borrowers shall reimburse Agent for all fees and disbursements of legal counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this Ninth Amendment and the handling of any other matters incidental hereto.

          (b) All of the terms, conditions and provisions of the Credit Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Credit Agreement conflicts with a term, condition or provision of this Ninth Amendment, the latter shall govern.

          (c) This Ninth Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.


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          (d) This Ninth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

          (e) This Ninth Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.

   [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGE FOLLOWS.]


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     IN WITNESS WHEREOF, this Ninth Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and year first above written.

                                  BORROWERS:

                                  SUCCESSORIES, INC., an Illinois corporation

                                   By:
                                      ------------------------------------------
                                   Name:  Gary J. Rovansek
                                   Title: President


                                  SUCCESSORIES OF ILLINOIS, INC., an Illinois corporation

                                   By:
                                      ------------------------------------------
                                   Name:  Gary J. Rovansek
                                   Title: President


                                  CELEX SUCCESSORIES, INC., a Canadian
                                  corporation

                                   By:
                                      ------------------------------------------
                                   Name:  Gary J. Rovansek
                                   Title: President

                                  AGENT:

                                  THE PROVIDENT BANK, as Agent, an Ohio banking corporation

                                   By:
                                      ------------------------------------------
                                   Name:  Nick Jevic
                                   Title:    Senior Vice President

                                  LENDERS:

                                  THE PROVIDENT BANK, an Ohio banking
                                  corporation

                                   By:
                                      ------------------------------------------
                                   Name:    Nick Jevic
                                   Title:   Senior Vice President


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